UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2015

EROOMSYSTEM TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

NEVADA	000-31037	87-0540713
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Airport Rd. Lakewood, NJ 08701
(Address of principal executive offices)

Registrant's telephone number, including area code: (732) 730-0116

Not Applicable
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On February 9, 2015, eRoomSystem Technologies, Inc. (the “Registrant”) was informed by Eide Bailly LLP ("Eide Bailly") that Eide Bailly would no longer serve as the Registrant’s independent registered public accounting firm. On February 11, 2015, the Registrant retained John Scrudato CPAs (“Scrudato”) as its principal independent accountants. The decision to retain Scrudato as the principal independent accountants was approved by the Registrant’s Board of Directors.

Eide Bailly

Eide Bailly was the independent registered public accounting firm for the Registrant from September 1, 2013 through February 9, 2015.  Eide Bailly's reports on the Registrant’s financial statements for the year ended December 31, 2013 did not (a) contain an adverse opinion or disclaimer of opinion, nor (b) was modified as to uncertainty, audit scope, or accounting principles other than as  provided below, nor (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Eide Bailly, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Eide Bailly served as the Registrant’s principal independent accountants.

During our most recent fiscal year and the subsequent interim period preceding the resignation of Eide Bailly we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Eide Bailly would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The Registrant has provided Eide Bailly with a copy of this disclosure and has requested that Eide Bailly furnish it with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree.  A copy of the letter from Eide Bailly addressed to the Securities and Exchange Commission dated February 12, 2015 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of Scrudato

For the last fiscal year and the interim period through February 11, 2015, the date that Scrudato was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Scrudato regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Scrudato that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Scrudato regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
16.1	Letter, dated February 12, 2015, from Eide Bailly LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eRoomSystem Technologies, Inc.
(Registrant)

Date: February 12, 2015

	By:	/s/ David A. Gestetner
	Name:	David A. Gestetner
	Title:	President, Chief Executive Officer, Secretary,
and Chairman of the Board
(Principal Executive, Financial,
and Accounting Officer)